FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 25, 2002
                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on June 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.28) June 25, 2002 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   July 15, 2002                        By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.28)           June 25, 2002 - Information on
                       Distribution to Certificateholders




              June 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.28
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1









                Principal Amt.
                 Outstanding                                                                          Ending
 Certificate       Prior to       Interest        Interest      Principal           Total          Certificate
    Class        Distribution       Rate        Distribution   Distribution      Distribution         Balance
     IA1    $ 79,259,708.74       5.41699%  $   357,790.74   $1,450,713.65    $ 1,808,504.39    $ 77,808,995.09
    IAIO                  0       0.92000%       60,765.78            0.00         60,765.78               0.00
     IB1       4,855,419.07       6.33699%       25,640.61       11,374.67         37,015.28       4,844,044.41
     IB2       1,004,592.48       6.33699%        5,305.08        2,353.43          7,658.51       1,002,239.05
     IB3         753,420.52       6.33699%        3,978.68        1.765.02          5,743.70         751,655.50
     IB4         334,895.95       6.33699%        1,768.53          784.55          2,553.08         334,111.39
     IB5         251,076.60       6.33699%        1,325.89          588.19          1,914.08         250,488.41
     IB6         688,034.28       6.33699%        3,633.39        1,611.84          5,245.23         686,422.44
    IIA1      31,148,585.04       7.12638%      184,980.60    2,601,088.68      2,786,069.28      28,547,496.36
    IIB1       2,325,280.03       7.12638%       13,809.03       89,327.24        103,136.27       2,235,952.79
    IIB2       1,434,764.53       7.12638%        8,520.57       55,117.47         63,638.04       1,379,647.06
    IIB3         742,069.18       7.12638%        4,406.89       28,507.10         32,913.99         713,562.08
    IIB4         445,457.75       7.12638%        2,644.23       17,104.88         19,749.11         428,152.87
    IIB5         148,466.32       7.12638%          881.57        5,702.67          6,584.24         142,743.65
    IIB6         346,357.71       7.12638%        2,056.90       13,305.57         15,632.47         333,052.14
   IIIA1      55,425,452.34       7.14800%      330,150.70    3,792,133.90      4,122,284.60      51,633,318.44
   IIIB1       3,857,576.86       7.14800%       22,978.28      123,748.60        146,726.88       3,733,828.26
   IIIB2       1,928,835.98       7.18400%       11,489.42       61,875.83         73,365.25       1,866,960.16
   IIIB3         857,228.73       7.18400%        5,106.22       27,499.35         32,605.57         829,729.38
   IIIB4         499,994.61       7.18400%        2,978.30       16,039.51         19,017.81         483,955.11
   IIIB5         214,378.52       7.18400%        1,276.98        6,877.13          8,154.11         207,501.39
   IIIB6         500,081.94       7.14800%        2,978.82       16,042.31         19,021.13         484,039.63
      RI                  0       6.33699%            0.00            0.00              0.00               0.00
     RII                  0       6.33699%            0.00            0.00              0.00               0.00

           $ 187,021,457.18                 $ 1,054,467.21  $ 8,323,561.59    $ 9,378,028.80   $ 178,697,895.61
